SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of March 27, 2007 (the “Amendment Date”), is among Amkor Technology, Inc. and its Subsidiaries party hereto, the Lenders party to the Loan and Security Agreement referred to below, and Bank of America, N.A., as administrative agent for the Lenders.
RECITALS:
     A. The Borrowers, the Lenders, and the Agent have entered into that certain Loan and Security Agreement, dated as of November 28, 2005 (as amended, waived or otherwise modified to date, the “Loan and Security Agreement”).
     B. The Borrowers have requested that the Lenders amend the Credit Agreement in certain respects as specifically provided hereinbelow.
     C. Subject to satisfaction of the conditions set forth herein, the Requisite Lenders are willing to amend the Credit Agreement as specifically provided hereinbelow.
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE 1
Definitions
     Section 1.1 Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meanings in this Amendment as in the Loan and Security Agreement, as amended hereby.
ARTICLE 2
Amendment to Loan and Security Agreement
     Section 2.1 Amendment to Section 1.1. Effective as of the Amendment Date, the definition of “Permitted Bank Debt” in Section 1.1 of the Loan and Security Agreement is hereby amended and restated to read as follows:
     Permitted Bank Debt – Indebtedness incurred by Amkor or any Restricted Subsidiary other than a Foreign Subsidiary pursuant to the Credit Facilities, any Receivables Program, any indenture, or one or more other term loan and/or revolving credit or commercial paper facilities (including any letter of credit subfacilities) entered into with commercial banks and/or institutional lenders, and

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Page 1

any replacement, extension, renewal, refinancing or refunding thereof, but excluding the Obligations.
ARTICLE 3
Conditions and Postclosing Agreements
     Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
     (a) no Default or Event of Default shall be in existence as of the Amendment Date after giving effect to this Amendment;
     (b) the proceeds of the loan to be made to Amkor Technology Korea, Inc. (“ATK”) by Woori Bank (“WB”) in the principal amount of $300,000,000 (to be guaranteed by Amkor) shall have been delivered to the escrow agent in accordance with the Escrow Agreement dated as of March ___, 2007 among Amkor, ATK and WB, as Lender-Escrow Agent, and shall be applied contemporaneously with the effectiveness of this Amendment, together with such other funds as may be required therefor directly from Amkor, to pay in full all Indebtedness outstanding under the Second Lien Credit Agreement and cause all Liens thereunder to be released or terminated;
     (c) the Agent shall have received a written opinion of Paul, Hastings, Janofsky & Walker LLP in form and substance satisfactory to the Agent; and
     (d) the Agent shall have received (i) a fully executed copy of this Amendment, (ii) a payoff and release agreement, executed by the holder of the Indebtedness and Liens under the Second Lien Credit Agreement that, upon receipt of the funds referenced in Section 3.1(b), such Indebtedness and Liens, and the Intercreditor Agreement, will terminate, and (iii) and each other agreement, document, certificate or instrument reasonably requested by the Agent in connection with this Amendment, in each case in form and substance satisfactory to the Agent.
ARTICLE 4
Ratifications, Representations, and Warranties
     Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan and Security Agreement and the other Loan Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan and Security Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrowers, the Agent, and the Lenders agree that the Loan and Security Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.
     Section 4.2 Borrowers’ Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that (a) the execution, delivery, and

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Page 2

performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Borrowers and will not violate the certificate of incorporation or bylaws of any Borrower, (b) the representations and warranties of the Borrowers contained in the Loan and Security Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the Amendment Date as though made on and as of the Amendment Date (except to the extent that such representations and warranties were expressly made only in reference to a specific date), and (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
ARTICLE 5
Miscellaneous
     Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.
     Section 5.2 Reference to Loan and Security Agreement and Other Loan Documents. Each of the Loan Documents, including the Loan and Security Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan and Security Agreement and the other Loan Documents as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan and Security Agreement or any other Loan Document shall mean a reference to the Loan and Security Agreement and the other Loan Documents as amended hereby.
     Section 5.3 Severability. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.
     Section 5.4 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, PROVIDED THAT IN THE EVENT ANY COURT DETERMINES THAT NEW YORK LAW DOES NOT GOVERN THE LAWS OF THE STATE OF TEXAS SHALL GOVERN, IN ANY SUCH CASE WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
     Section 5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrowers, the Agent, and the Lenders and their respective successors and assigns, except the Borrowers may not assign or transfer any of their respective rights or

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Page 3

obligations hereunder without the prior written consent of the Lenders and any assignment by the Lenders shall be made only in accordance with the terms of the Loan and Security Agreement.
     Section 5.6 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart and a telecopy of any such executed signature page shall be valid as an original. This Amendment shall be effective when it has been executed by the Borrowers, the Agent, and the Requisite Lenders.
     Section 5.7 Effect of Amendment. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. The Borrowers hereby (a) agree that this Amendment shall not limit or diminish the obligations of the Borrowers under the Loan Documents delivered in connection with the Credit Agreement, executed or joined in by the Borrowers and delivered to the Agent, (b) reaffirms the Borrowers’ obligations under each of such Loan Documents, and (c) agrees that each of such Loan Documents to which the Borrowers are a party remains in full force and effect and is hereby ratified and confirmed.
     Section 5.8 Further Assurances. The Borrowers shall execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or cause to be taken such actions as the Agent may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.
     Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     Section 5.10 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
     Section 5.11 Amendment as a Loan Document. This Amendment constitutes a Loan Document and any failure of the Borrowers to comply with the terms and conditions of this Amendment shall result in a Default under the Credit Agreement.
[Remainder of page intentionally left blank.]

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Page 4

     IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

BORROWER:

AMKOR TECHNOLOGY, INC.

By:	/s/ KENNETH T. JOYCE

Name: Kenneth T. Joyce
Title: Chief Financial Officer

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Page 5

AGENT:

BANK OF AMERICA, N.A.

By:	/s/ JOY L. BARTHOLOMEW

Name: Joy L. Bartholomew
Title: Senior Vice President

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Page 6

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ JOY L. BARTHOLOMEW

Name: Joy L. Bartholomew
Title: Senior Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN)

By:	/s/ ROBIN L. VANMETER

Name: Robin L. VanMeter
Title: Vice President

TEXTRON FINANCIAL CORPORATION

By:	/s/ ROBERT L. DYSART

Name: Robert L. Dysart
Title: Senior Account Executive

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT – Page 7